SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 9, 2001




                           CHESHIRE DISTRIBUTORS, INC.
             (Exact name of registrant as specified in its charter)



        Delaware                  000-26186                     84-1209978
(State or other jurisdiction    (Commission                   (IRS Employer
of incorporation)               File Number)                 Identification No.)


                     135 West 50th Street, Suite 1700 10020
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 541-5800


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant


     On July 16, 2001, Comiskey & Company, P.C. resigned as the independent accountants of Cheshire Distributors, Inc. (formerly known as Pacific Development Corporation) (the "Company"). Comiskey & Company P.C.'s report on the Company's financial statements for the years ended December 31, 1999 and December 31, 1998 contained no adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit, scope or accounting principles.

     In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1999 and December 31, 1998, and during the most recent interim period preceding Comiskey & Company, P.C.'s resignation, there were no disagreements between the Company and Comiskey & Company, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Comiskey & Company, P.C., would have caused it to make reference to the subject matter of the disagreement in connection with its report. The Company has requested Comiskey & Company, P.C. to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated July 16, 2001, is filed as Exhibit 16.1 to this Form 8-K.


     Wolinetz, Lafazan & Company, P.C. has been retained as the Company's new independent accountants and the decision to engage Wolinetz, Lafazan & Company, P.C. as the Company's accountants was approved by the Company's Board of Directors. Wolinetz, Lafazan & Company, P.C. is expected to issue a report on the Company's financial statements for the year ended December 31, 2000.

     During the last two fiscal years and the subsequent interim period to the date hereof, the Company did not consult Wolinetz, Lafazan & Company, P.C. regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 5.  Other Events

     The Company previously reported on a Form 8-K, filed on May 11, 2001 that Mr. Abe Grossman, the Company's sole director and officer, owned 19,236,178 shares of the Company's Common Stock. Due to the advice of counsel and accountants, the issuance to Mr. Grossman of these shares was never consummated and the beneficial owners of these shares are three of the Company's previous debtors.

Item 7.  Financial Statements and Exhibits

(c)   Exhibits


16.1   Letter re Change in Certifying Accountant, dated July 16, 2001.


Item 8.  Change in Fiscal Year

     On July 9, 2001, the Registrant determined to change its fiscal year end from February 28 to December 31. The report covering the transition period will be filed on a Form 10-KSB for the year ended December 31, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CHESHIRE DISTRIBUTORS, INC.


Date:  July 19, 2001               By:  /s/ Abe Grossman
                                            Abe Grossman
                                            Chairman and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.                       Description


16.1             Letter re Change in Certifying Accountant, dated July 16, 2001.